Exhibit 10.39

OMB Approval 2700-0042

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING: N/A	PAGE 1	OF PAGES 38
2. CONTRACT (Proc. Inst. Ident.) NO. HHSN272200800028C	3. EFFECTIVE DATE 09/15/2008	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 687901	
5. ISSUED BY CODE		6. ADMINISTERED BY (If other than Item 5) CODE N/A	

5. ISSUED BY

National Institutes of Health
National Institute of Allergy and Infectious Diseases
DEA, Office of Acquisitions
6700-B Rockledge Drive, Room 3214, MSC 7612
Bethesda, Maryland 20892-7612

6. ADMINISTERED BY

MID RCB-A

RFP NIH-NIAID-DMID-08-21

7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)

XOMA (US) LLC (VIN: 1108484)
2910 Seventh Street
Berkeley, CA 94710

CODE | FACILITY CODE

8. DELIVERY

☐ FOB ORIGIN ☒ OTHER (See below)
FOB Destination

9. DISCOUNT FOR PROMPT PAYMENT

N/A

10. SUBMIT INVOICES **ADDRESS SHOWN IN:** ITEM Art. G.3

11. SHIP TO/MARK FOR CODE N/A

Article F.1

12. PAYMENT WILL BE MADE BY CODE N/A

See Article G.3

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

☐ 10 U.S.C. 2304(c)( ) ☒ 41 U.S.C. 253(c)(1)

14. ACCOUNTING AND APPROPRIATION DATA:

EIN: 52-2154069 SOCC 25.55
CAN: 8470038 Obligation Amount: $19,916,229

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	Title: Production of Monoclonal Antibody Based Therapeutics for Botulism Period: September 15, 2008 through September 14, 2014 Contract Type: Cost Reimbursement - CPFF - Completion	FY 2008 FY 2009 FY 2010 FY 2011 FY 2012	$11,201,141 $17,337,122 $14,782,297 $12,286,842 $ 8,808,598	FY 2013	$419,287
		15G. TOTAL AMOUNT OF CONTRACT			**$64,835,287**

16. TABLE OF CONTENTS

(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	29
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	4			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	8	☒	J	LIST OF ATTACHMENTS	37
☒	D	PACKAGING AND MARKING	13			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
☒	E	INSPECTION AND ACCEPTANCE	14	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	38
☒	F	DELIVERIES OR PERFORMANCE	15				
☒	G	CONTRACT ADMINISTRATION DATA	19	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
☒	H	SPECIAL CONTRACT REQUIREMENTS	22	☐	M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ **CONTRACTOR'S NEGOTIATED AGREEMENT** *(Contractor is required to sign this document and return _2_ copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listed herein.)*

18. ☐ **AWARD** *(Contractor is not required to sign this document.)* Your offer on Solicitation Number __________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

Robert S. Tenerciwicz

19B. NAME OF CONTRACTOR

BY Robert S. Tenerowicz
(Signature of person authorized to sign)

19C. DATE SIGNED 04 SEP 08

20A. NAME OF CONTRACTING OFFICER

Yvette R. Brown

20B. UNITED STATES OF AMERICA

BY Yvette R Brown
(Signature of Contracting Officer)

20C. DATE SIGNED 9/5/08

NSN 7540-01-152-8069
PREVIOUS EDITION UNUSABLE

26-107
Computer Generated

STANDARD FORM 26 (REV. 4-85)
Prescribed by GSA
FAR (48 CFR) 53.214(a)

Contract Number : HHSN272200800028C

CONTRACT TABLE OF CONTENTS

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	4

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4

ARTICLE B.2. ESTIMATED COST AND FIXED FEE	4

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS	4

ARTICLE B.4. ADVANCE UNDERSTANDINGS	5

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	8

ARTICLE C.1. STATEMENT OF WORK	8

ARTICLE C.2. REPORTING REQUIREMENTS	8

ARTICLE C.3. INVENTION REPORTING REQUIREMENT	12

SECTION D - PACKAGING, MARKING AND SHIPPING	13

ARTICLE D.1. PACKAGING	13

ARTICLE D.2. MARKING	13

ARTICLE D.3. SHIPPING	13

SECTION E - INSPECTION AND ACCEPTANCE	14

SECTION F - DELIVERIES OR PERFORMANCE	15

ARTICLE F.1. DELIVERIES	15

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	18

SECTION G - CONTRACT ADMINISTRATION DATA	19

ARTICLE G.1. PROJECT OFFICER	19

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.270-5 (January 2006)	19

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT	19

ARTICLE G.4. INDIRECT COST RATES	20

ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	21

SECTION H - SPECIAL CONTRACT REQUIREMENTS	22

ARTICLE H.1. HUMAN SUBJECTS	22

ARTICLE H.2. HUMAN MATERIALS	22

ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	22

ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	22

ARTICLE H.5. NEEDLE EXCHANGE	22

ARTICLE H.6. PRESS RELEASES	23

ARTICLE H.7. SALARY RATE LIMITATION LEGISLATION PROVISIONS	23

ARTICLE H.8. ANIMAL WELFARE	23

ARTICLE H.9. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS	23

ARTICLE H.10. OMB CLEARANCE	23

ARTICLE H.11. INFORMATION SECURITY	24

ARTICLE H.12. PUBLICATION AND PUBLICITY	26

ARTICLE H.13. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	26

ARTICLE H.14. YEAR 2000 COMPLIANCE	26

ARTICLE H.15. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES	26

ARTICLE H.16. SHARING RESEARCH DATA	27

ARTICLE H.17. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS	27

Contract Number : HHSN272200800028C

ARTICLE H.18. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)	28

ARTICLE H.19. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES	28

ARTICLE H.20. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	28

PART II - CONTRACT CLAUSES	29

SECTION I - CONTRACT CLAUSES	29

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	37

SECTION J - LIST OF ATTACHMENTS	37

1. Statement of Work	37

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4	37

3. Safety and Health	37

4. Procurement of Certain Equipment	37

5. Disclosure of Lobbying Activities, SF-LLL	37

6. XOMA Technical Proposal	37

7. Commitment To Protect Non-Public Information	37

8. Roster of Employees Requiring Suitability Investigations	37

9. Employee Separation Checklist	37

PART IV - REPRESENTATIONS AND INSTRUCTIONS	38

SECTION K - REPRESENTATIONS AND CERTIFICATIONS	38

1. Annual Representations and Certifications	38

2. Animal Welfare Assurance Number	38

Contract Number : HHSN272200800028C

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The objective of this acquisition is to support the development of a safe human compatible MAb-based final drug product (FDP) that neutralizes the major subserotypes of BoNT/A/B/E (i.e. Al, A2, A3, B1, B2, El, and E3). This product should be acceptable for post exposure prophylaxis and treatment of BoNT intoxication, incurred by food borne or aerosol exposure.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The estimated cost of this contract is $61,165,364.

b.	The fixed fee for this contract is $3,669,923. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee, is $64,835,287.

d.	Total funds currently available for payment and allotted to this contract are $19,916,229, of which $18,721,255 represents the estimated costs, and of which $1,194,974 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through December 31, 2009.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clause[s], ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.	Acquisition, by purchase or lease, of any interest in real property;

2.	Special rearrangement or alteration of facilities;

3.	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

4.	Travel to attend general scientific meetings;

5.	Foreign travel - See subparagraph b. below;

Contract Number : HHSN272200800028C

6.	Consultant costs;

7.	Subcontracts;

8.	Patient care costs;

9.	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), regardless of acquisition value.

b.	Travel Costs

1.	Domestic Travel

a.	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $18,750 without the prior written approval of the Contracting Officer.

b.	The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

2.	Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Establishment of Indirect Cost Rate

Indirect costs are funded at a rate of 26.8%; however, the Contractor shall not bill or be reimbursed for indirect costs until such time as an indirect cost proposal has been submitted to the cognizant office responsible for negotiating the indirect cost rates, unless a temporary billing rate(s) has been included herein. Unless otherwise specified below, the indirect cost rate proposal shall be submitted no later than three (3) months after the date of contract award.

The Contractor may bill indirect costs at a temporary billing rate of 26.8%; until such time as indirect costs have been established.

Contract Number : HHSN272200800028C

b.	Subcontract

1.	To negotiate a cost reimbursement type subcontract with SRI International for invivo potency testing of antibodies and combination of antibodies for an amount not to exceed $5,509,920 for the period September 15, 2008 through September 14, 2014. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

2.	To negotiate a cost reimbursement type subcontract with University of California at San Francisco for activity testing and toxin domain development and supply for an amount not to exceed $1,595,351 for the period September 15, 2008 through September 14, 2014. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

c.	Consultants Consultant fee(s) to be paid to the following individual(s):

NAME	RATE PER HOUR	NUMBER OF HOURS	TOTAL COST EXCLUDING TRAVEL NOT TO EXCEED
Hoi Leung	$300	160	$48,000.00
John Carpenter	$400	220	$88,000.00
Barbara Mathews	$300	160	$48,000.00

d.	Special Copyright Provisions

1.	In accordance with FAR Clause 52.227-14, Rights in Data General, the Contractor shall seek written permission from the Contracting Officer before establishing a copyright for any software and associated data generated under this contract. Additionally, the Government shall be provided a paid-up, world-wide, irrevocable, nonexclusive license to all rights under any copyright obtained.

e.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the contract number that appears on the face page of the contract as follows:

Contract No. HHSN272200800028C

f.	Advance Copies of Press Releases

The contractor agrees to accurately and factually represent the work conducted under this contract in all press releases. In accordance with NIH Manual Chapter 1754, misrepresenting contract results or releasing information that is injurious to the integrity of NIH may be construed as improper conduct. The complete text of NIH Manual Chapter 1754 can be found at: http://www1.od.nih.gov/oma/manualchapters/management/1754/

Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. The contractor shall ensure that the project officer has received an advance copy of any press release related to this contract not less than two (2) working days prior to the issuance of the press release.

Contract Number : HHSN272200800028C

g.	Clinical Studies

Clinical studies are not part of this contract, however, pre-IND package preparation, FDA communication and IND submission preparation are included in the contract SOW. Current NIAID policy requires the product sponsor to submit a request to NIAID to hold the IND for clinical studies to be performed with NIAID funding. It is therefore, currently not known whether NIAID or XOMA will hold the IND for products produced under this contract. XOMA’s and NIAID’s respective roles in the development and submission of documents to the FDA will be mutually agreed upon depending on which party holds the IND.

h.	Manufacturing Failure

As a cost reimbursement contract, XOMA will only charge NIAID for the work performed. The $64,835,287 budget includes a 15% manufacturing failure rate.

Contract Number : HHSN272200800028C

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated September 15, 2008, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

b.	The following described document is attached hereto and hereby made a part of this contract: (SEE SECTION J- List of Attachments.)

Document Title	Date	Description of Document
XOMA Technical Proposal	June 26, 2008	Production of Monoclonal Antibody Based Therapeutics for Botulism, 208 pages

If there is any inconsistency between the attached portion of the proposal, identified in this subparagraph, and the work described in subparagraph a. of this ARTICLE, the terms and conditions of subparagraph a. of this ARTICLE shall control.

ARTICLE C.2. REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format. In addition, one (1) hardcopy of each report shall be submitted to the Contracting Officer, unless otherwise specified.

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract:

[Note: Beginning May 25, 2008, the Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NIH funded research.]

The Contractor shall submit to the Contracting Officer and to the Project Officer technical progress reports covering the work accomplished during each reporting period. These reports are subject to technical inspection and requests for clarification by the Project Officer or the Contracting Officer. These reports shall be brief and factual and prepared in accordance with the format described below.

Format of Cover page - All reports shall include a cover page prepared in accordance with the following format:

•	Contract Number and Project title

•	Period of Performance Being Reported

•	Contractor’s Name and Address

•	Author(s)

•	Date of Submission

•	Delivery Address

Contract Number : HHSN272200800028C

1.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month. In addition to the cover page the report shall include the following sections:

a.	SECTION I - An INTRODUCTION covering the purpose and scope of the contract effort

b.	SECTION II - PROGRESS

i.	Section II Part A - OVERALL PROGRESS - a brief description of overall progress

ii.	Section II Part B - MANAGEMENT AND ADMINISTRATION update - a description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. establishing subcontractors; evaluating and managing subcontractor performance);

iii.	Section II Part C - TECHNICAL PROGRESS - For each Milestone document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed correction action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned;

iv.	Section II Part D - PROPOSED WORK - A summary of work proposed for the next reporting period; and

v.	Section II Part E - PUBLICATIONS - Copies of abstracts, preprints and reprints of papers planned for presentation or publication.

2.	Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. An annual report will not be required for the period when the Final Report is due. A Monthly Report shall not be submitted when an Annual Report is due. In addition to the cover page the report shall include the following sections:

a.	SECTION I - EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the current reporting period;

b.	SECTION II - PROGRESS

i.	Section II Part A - OVERALL PROGRESS - a brief description of overall progress;

ii.	Section II Part B - MANAGEMENT AND ADMINISTRATION update - a description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. establishing subcontractors; evaluating and managing subcontractor performance);

iii.	Section II Part C - TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the Milestones. The report shall include a description of problems encountered and proposed correction action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned;

iv.	Section II Part D - PROPOSED WORK - A summary of work proposed for the next year;

Contract Number : HHSN272200800028C

v.	Section II Part E - PUBLICATIONS - Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting; and

vi.	Section II Part F - INVENTIONS - A summary of any inventions developed during the course of the contract.

3.	Final Report

This report is to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. An Annual report will not be required for the period when the Final Report is due. In addition to the cover page the report shall include the following sections:

a.	SECTION I - EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

b.	SECTION II - RESULTS - A detailed description of the work performed, the results obtained, and the impact of the results on the scientific and/or public health community, including a listing of all manuscrips (published and in preparation) and abstracts presented during the entire period of performance, and a summary of all inventions.

The Contractor shall provide the Contracting Officer with three (3) copies of the Final Report in draft form (in accordance with the DELIVERIES Article in SECTION F of this contract 120 calendar days prior to the completion date of this contract.) The Project Officer will review the draft report and provide the Contracting Officer with comments within 45 calendar days after receipt. The Final Report shall be corrected by the Contractor, if necessary and the final version delivered as specified in the above paragraph.

4.	Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

b.	Other Reports/Deliverables

In addition to the above reports, the following are considered other reports and deliverables under this contract and are identified in the Statement of Work. A listing is included in the DELIVERIES Article in SECTION F.

1.	Milestone Workplan

The Contractor shall submit a detailed Workplan for the activities they will perform to complete each Milestone. This report shall be submitted at least thirty (30) calendar days before work is planned to be initiated on the specific Milestone. The Project Officer shall review the workplan and either approve or provide feedback within 14 calendar days of submission. The Contractor shall be responsible for responding to the Project Officer’s feedback and revising the Workplan accordingly within fourteen (14) calendar days of receipt of the Project Officer’s feedback. The Milestone Workplan shall include the following specific information:

a.	COVER PAGE that includes contract number and title; the type of report and period covered; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission

Contract Number : HHSN272200800028C

b.	WORKPLAN that details:

i.	Work to be performed

ii.	Timelines

iii.	Intermediate Milestones that will be used to track progress to completion of the Milestone

iv.	Qualitative and quantitative criteria that will be used to track successful completion of Intermediate Milestones and final Milestone

v.	An estimated total cost for all activities required to complete the Milestone.

2.	Milestone Completion Report - Within thirty (30) days of completion of a Milestone the Contractor shall submit a report that includes the following specific information:

a.	COVER PAGE that includes the contract number and title; the type of report and period covered; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission;

b.	An INTRODUCTION covering the scope of the contract effort and the specific Milestone completed.

c.	RESULTS: Documentation and summary of the results of work undertaken that supports the completion of the stage of product development, including an analysis of the data as it relates to the qualitative and quantitative criteria established for successful completion of the Milestone. A summary of actual costs incurred in relation to costs estimated in the original Project Officer approved budget.

3.	Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance including adherence to GLP or GMP guidelines, the Contractor shall provide copies of the audit report and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP and GMP as identified in the final audit report to the Project Officer.

4.	Site Visit Report

A report of the Site Visit Report shall be prepared by the Contractor and submitted to the Project and Contract Officers within 30 calendar days following the date of the meeting. These reports shall include the slide presentations and all other meeting materials as well as summaries of all discussions.

5.	Contract Initiation Meeting Report

A report of the Contract Initiation Meeting shall be prepared by the Contractor and submitted to the Project and Contract Officers within 30 calendar days following the date of the meeting. This report shall include the slide presentations and all other meeting materials as well as summaries of all discussions.

6.	Draft Transition Plan

A description of transition activities shall be provided in a Draft form to the Project and Contract Officers six months prior to the completion date of the contract.

7.	Final Transition Plan

The Draft Transition Plan shall be approved and finalized and submitted as the Final Transition Plan to the Project and Contract Officers three months prior to the completion date of the contract.

8.	Copies of FDA correspondence and meeting summaries

Within 30 calendar days of receiving correspondence from or meeting with the FDA, submit to the Project Officer copies of the correspondence or meeting minutes/summaries.

Contract Number : HHSN272200800028C

9.	Other Reports

Within 30 calendar days of request, provide copies of other reports generated during the contract period related to performance of the contract including: Process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis, Chemistry, Manufacturing and Controls and other documents as requested for pre-IND and IND submissions to the FDA. These reports shall be provided at the request of the Project Officer, Draft Final Preclinical Safety and Toxicology Reports, Final Audited Preclinical Safety and Toxicology Reports.

10.	Data

Within 30 calendar days of request, provide raw data or specific analysis of data generated with contract funding at the request of the Project Officer.

11.	Monthly Teleconference and Extraordinary Meeting Minutes

Within 7 calendar days, provide minutes of monthly teleconferences and any other required extraordinary meetings at the request of the Project Officer.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040-A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted on the expiration date of the contract. All reports shall be sent to the following address:

Contracting Officer

National Institutes of Health

National Institute of Allergy and Infectious Diseases

Office of Acquisitions

6700-B Rockledge Drive

MSC 7612, Room 3214

Bethesda, Maryland 20892- 7612

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

Contract Number : HHSN272200800028C

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

ARTICLE D.1. PACKAGING

As required, packages shall be in a temperature controlled environment.

ARTICLE D.2. MARKING

All Hazardous Materials shall be marked appropriately for shipping.

ARTICLE D.3. SHIPPING

Shipments will be time sensitive/time critical.

Shipping insurance is required.

Shipping of select agents shall be in accordance with the DHHS regulations regarding the transfer of select agents (42CFR part 72; http://ww.cdc.gov/od/ohs/biosfty/shipregs.htm and shipping cGMP product and cell banks shall be in accordance with cGMP guidelines (as defined in the U.S. code of Federal Regulations - 21 CFR 211).

Contract Number : HHSN272200800028C

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, the NIAID Project Officer is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at: 6610 Rockledge Drive; Bethesda, Maryland 20892.

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form) (April 1984).

Contract Number : HHSN272200800028C

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract. will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

Item	Description	Quantity	Delivery Schedule
(1)	Monthly Progress Report	1 hard copy to PO 1 original to CO 1 electronic copy to PO and CO	The first report is due on/before the 15th of the month following the first full month of contract performance plus any fractional part of the initial month. Thereafter, each report is due on/before the 15th of each month following each reporting period.

(2)	Annual Progress Report	1 hard copy to PO 1 original to CO 1 electronic copy to PO and CO	The first report is due on/before 30 calendar days after the anniversary date of contract initiation. Thereafter, each report is due on/before the 30th of the month following each anniversary date of the contract. Monthly Progress Reports will not be submitted the month the Annual Progress Report is due.

(3)	Final Invention Statement	1 copy to CO	Due on/before completion date of the contract.

(4)	All reports and documentation including the invention disclosure report, the confirmatory license, and the government support certification	1 copy to OPERA	As required by FAR Clause 52.227-11.

(5)	Draft Final and Final Report and Summary of Salient Results	1 hard copy to PO 1 original to CO 1 electronic copy to PO and CO	Draft Final Report is due 120 calendar days prior to the completion date of contract. Final Report and Summary of Salient Results is due on/before the completion date of the contract.

Contract Number : HHSN272200800028C

b.	Other Reports and Deliverables (Delivery Schedule)

Item	Type of Deliverable	SOW Reference	Recipient	Delivery Schedule
1.	Milestone Workplan	SOW Part A	1 hard and electronic copy to PO	The Milestone 1 Workplan is due within 45 days of the initiation of contract performance. Subsequent Milestone Workplans are due within 30 days of the Contractor’s intention to initiate a Milestone.

2.	Milestone Completion Report	SOW Part A	1 hard and electronic copy to PO	Within 30 calendar days of Milestone completion.

3.	Audit Reports	SOW Part C	1 hard and electronic copy to PO	Within 30 calendar days of Audit completion.

4.	Site Visit Reports	SOW Part D	1 hard and electronic copy to PO/CO	Within 30 calendar days of Site Visit.

5.	Contract Initiation Meeting Report	SOW Part D	1 hard and electronic copy to PO/CO	Within 30 calendar days of Contract Initiation meeting.

6.	Draft Transition Plan	SOW Part E	1 hard and electronic copy to PO/CO	Within 6 months of the completion date of the contract.

7.	Final Transition Plan	SOW Part E	1 hard and electronic copy to PO/CO	Within 3 months of the completion date of the contract.

8.	Other Reports; Data	SOW Part B	1 hard and electronic copy to PO	Within 30 calendar days of request of the PO or CO.

9.	Monthly Meeting Minutes; Extraordinary Meeting Minutes	SOW Part B	1 hard and electronic copy to PO	Within 7 calendar days of the meeting.

10.	Fifty (50) vials of cGMP MCB for each MAb	SOW Part B Milestone 12	To be specified 60 days prior to request to ship delivery	Within 120 calendar days of the acceptance of Milestone 12 Completion Report.

Contract Number : HHSN272200800028C

Item	Type of Deliverable	SOW Reference	Recipient	Delivery Schedule
11.	Anti-BoNT A FDP	SOW Part B Milestone 15	500 doses or 10% of the lot, whichever is less, to be specified 60 days prior to request to ship delivery	Within 120 calendar days of the acceptance of Milestone 15 Completion Report.

12.	Anti-BoNT B FDP	SOW Part B Milestone 15	500 doses or 10% of the lot, whichever is less, to be specified 60 days prior to request to ship delivery	Within 120 calendar days of the acceptance of Milestone 15 Completion Report.

13.	Anti-BoNT E FDP	SOW Part B Milestone 15	500 doses or 10% of the lot, whichever is less, to be specified 60 days prior to request to ship delivery	Within 120 calendar days of the acceptance of Milestone 15 Completion Report.

14.	Anti-BoNT A/B/E FDP	SOw Part B Milestone 15	500 doses or 10% of the lot, whichever is less, to be specified 60 days prior to request to ship delivery	Within 120 calendar days of the acceptance of Milestone 15 Completion Report.

15.	Lead Mab BDS	SOW Part B Milestone B	Contractor or FDP filing site	Within 120 calendar days of the acceptance of Milestone 15 Completion Report.

c.	The above items shall be addressed and delivered to:

Addressee	Deliverable Item No.	Quantity
Project Officer	As stated in the tables above	As stated in the tables above

Office of Biodefense Research Affairs

Division of Microbiology and Infectious Diseases

National Institute of Allergy and Infectious Diseases

6610 Rockledge Drive, MSC

6610, Room 5123

Bethesda, Maryland 20892

Contract Number : HHSN272200800028C

Addressee	Deliverable Item No.	Quantity
Contracting Officer Division of Extramural Activities, Office of Acquisitions National Institute of Allergy and Infectious Diseases 6700-B Rockledge Drive, MSC 7612, Room 3214 Bethesda, Maryland 20892	As stated in the tables above	As stated in the tables above

OPERA Office of Extramural Inventions and Technology Resources Branch 6705 Rockledge Drive, MSC 7980, Room 1040-A Bethesda, Maryland 20892	(4)	As stated in the tables above

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

Contract Number : HHSN272200800028C

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer(s) will represent the Government for the purpose of this contract:

Katherine Taylor

6610 Rockledge Drive, MSC 6604

Bethesda, Maryland 20892

The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.270-5 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individual(s) is/are considered to be essential to the work being performed hereunder:

Name	Title
Milan Tomic, Ph.D.	Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

Contract Number : HHSN272200800028C

1.	Payment requests shall be submitted as follows:

a.	One original to the following designated billing office:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B-432, MSC 8500

Bethesda, MD 20892-8500

b.	One copy to the following approving official:

Contracting Officer

Office of Acquisitions

National Institute of Allergy and Infectious Diseases, NIH MSC 7612, Room 3214

Bethesda, MD 20892

2.	In addition to the requirements specified in FAR Subpart 32.9 for a proper invoice, the Contractor shall include the following information on all payment requests:

a.	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Institute of Allergy and Infectious Diseases (NIAID).

b.	Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NIAIDOAInvoices.

c.	Vendor Identification Number. This is the 7 digit number that appears after the Contractor’s name in Block 7 of Standard Form 26. [Note: This only applies to new contracts awarded on/ after June 4, 2007, and any existing contract modified to include the number.]

d.	DUNS number or DUNS+4 that identifies the Contractor’s name and address exactly as stated on the face page of the contract.

e.	Identification of whether payment is to be made using a two-way or three-way match. This contract requires a Two-Way match.

b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) - 496-6452.

c.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of the above referenced contract.”

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services

Office of Acquisition Management and Policy

National Institutes of Health

6100 Building, Room 6B05

Contract Number : HHSN272200800028C

6100 Executive Boulevard, MSC-7540

Bethesda, MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluation(s) shall be submitted November 15, 2011.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

Contract Number : HHSN272200800028C

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.2. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.5. NEEDLE EXCHANGE

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

Contract Number : HHSN272200800028C

ARTICLE H.6. PRESS RELEASES

Pursuant to the current HHS annual appropriations act, the Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.7. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a.	Pursuant to the current HHS annual appropriations act, the Contractor shall not use NIH Fiscal Year funds to pay the direct salary of an individual through this contract at a rate in excess of Executive Level I. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the Contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the Contractor. The annual salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.	Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred. See the following Web site for Executive Schedule rates of pay: http://www.opm.gov/oca/. (For current year rates, click on Salaries and Wages / Executive Schedule / Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages / cursor to bottom of page and select year / Executive Schedule / Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

ARTICLE H.8. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at:

http://grants1.nih.gov/grants/olaw/references/phspol.htm.

ARTICLE H.9. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE (PHS) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE OF LABORATORY ANIMAL WELFARE (OLAW), OF AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS AND/OR A VALID INSTITUTIONAL ANIMAL CARE AND USE COMMITTEE (IACUC) APPROVAL. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES (e.g. COLLABORATING INSTITUTIONS, SUBCONTRACTORS, SUBGRANTEES) WITHOUT OLAW-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.10. OMB CLEARANCE

In accordance with HHSAR 352.270-7, Paperwork Reduction Act, the Contractor shall not proceed with surveys or interviews until such time as Office of Management and Budget (OMB) Clearance for conducting interviews has been obtained by the Project Officer and the Contracting Officer has issued written approval to proceed.

Contract Number : HHSN272200800028C

ARTICLE H.11. INFORMATION SECURITY

The Statement of Work (SOW) requires the Contractor to (1) develop, (2) have the ability to access, or (3) host and/or maintain a Federal information system(s). Pursuant to Federal and HHS Information Security Program Policies, the Contractor and any subcontractor performing under this contract shall comply with the following requirements:

Federal Information Security Management Act of 2002 (FISMA), Title III, E-Government Act of 2002, Pub. L. No. 107-347 (Dec. 17, 2002); http://csrc.nist.gov/drivers/documents/FISMA-final.pdf

a.	Information Type

[X] Administrative, Management and Support Information

[X] Mission Based Information

b.	Security Categories and Levels

Confidentiality Level:	[ ]	Low	[X]	Moderate	[ ]	High
Integrity Level:	[X]	Low	[ ]	Moderate	[ ]	High
Availability Level:	[X]	Low	[ ]	Moderate	[ ]	High

Overall Level:	[X]	Low	[ ]	Moderate	[ ]	High

c.	Position Sensitivity Designations

The following position sensitivity designations and associated clearance and investigation requirements apply under this contract.

[X] Level 1: Non Sensitive (Requires Suitability Determination with an NACI). Contractor employees assigned to a Level 1 position are subject to a National Agency Check and Inquiry Investigation (NACI).

The Contractor shall submit a roster, by name, position, e-mail address, phone number and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access, or host and/or maintain a Federal information system(s). The roster shall be submitted to the Project Officer, with a copy to the Contracting Officer, within 14 calendar days of the effective date of the contract. Any revisions to the roster as a result of staffing changes shall be submitted within 15 calendar days of the change. The Contracting Officer shall notify the Contractor of the appropriate level of suitability investigations to be performed. An electronic template, “Roster of Employees Requiring Suitability Investigations,” is available for Contractor use at: http://ais.nci.nih.gov/forms/Suitability-roster.xls.

Upon receipt of the Government’s notification of applicable Suitability Investigations required, the Contractor shall complete and submit the required forms within 30 days of the notification. Additional submission instructions can be found at the “NCI Information Technology Security Policies, Background Investigation Process” website: http://ais.nci.nih.gov. Note that NCI points of contact do not apply to this contract. Applicable NIAID contacts are designated within this contract (see ARTICLE G.1. Project Officer)

Contractor/subcontractor employees who have met investigative requirements within the past five years may only require an updated or upgraded investigation.

Contractor/Subcontractor employees shall comply with the HHS criteria for the assigned position sensitivity designations prior to performing any work under this contract. The following exceptions apply:

Levels 5 and 1: Contractor/Subcontractor employees may begin work under the contract after the Contractor has submitted the name, position and responsibility of the employee to the Project Officer, as described above.

Contract Number : HHSN272200800028C

Level 6: In special circumstances the Project Officer may request a waiver of the pre-appointment investigation. If the waiver is granted, the Project Officer will provide written authorization for the Contractor/Subcontractor employee to work under the contract.

d.	Information Security Training

The Contractor shall ensure that each Contractor/Subcontractor employee has completed the NIH Computer Security Awareness Training course at: http://irtsectraining.nih.gov/ prior to performing any contract work, and thereafter completing the NIH-specified fiscal year refresher course during the period of performance of the contract.

The Contractor shall maintain a listing by name and title of each Contractor/Subcontractor employee working under this contract that has completed the NIH required training. Any additional security training completed by Contractor/Subcontractor staff shall be included on this listing. The listing of completed training shall be included in the first technical progress report. (See Article C.2. Reporting Requirements.) Any revisions to this listing as a result of staffing changes shall be submitted with next required technical progress report.

e.	Rules of Behavior

The Contractor/Subcontractor employees shall comply with the NIH Information Technology General Rules of Behavior at: http://irm.cit.nih.gov/security/nihitrob.html.

f.	Personnel Security Responsibilities

Contractor Notification of New and Departing Employees Requiring Background Investigations

1.	The Contractor shall notify the Contracting Officer, the Project Officer, and the Security Investigation Reviewer within five working days before a new employee assumes a position that requires a suitability determination or when an employee with a security clearance stops working under the contract. The Government will initiate a background investigation on new employees requiring security clearances and will stop pending background investigations for employees that no longer work under the contract.

2.	New employees: Provide the name, position title, e-mail address, and phone number of the new employee. Provide the name, position title and suitability level held by the former incumbent. If the employee is filling a new position, provide a description of the position and the Government will determine the appropriate security level.

3.	Departing employees:

•	Provide the name, position title, and security clearance level held by or pending for the individual.

•

Perform and document the actions identified in the “Employee Separation Checklist”, attached in Section J, ATTACHMENTS of this contract, when a Contractor/Subcontractor employee terminates work under this contract. All documentation shall be made available to the Project Officer and/or Contracting Officer upon request.

g.	Commitment to Protect Non-Public Departmental Information Systems and Data

1.	Contractor Agreement

The Contractor and its subcontractors performing under this SOW shall not release, publish, or disclose non-public Departmental information to unauthorized personnel, and shall protect such information in accordance with provisions of the following laws and any other pertinent laws and regulations governing the confidentiality of such information:

•	18 U.S.C. 641 (Criminal Code: Public Money, Property or Records)

•	18 U.S.C. 1905 (Criminal Code: Disclosure of Confidential Information)

•	Public Law 96-511 (Paperwork Reduction Act)

Contract Number : HHSN272200800028C

2.	Contractor-Employee Non-Disclosure Agreements

Each Contractor/Subcontractor employee who may have access to non-public Department information under this contract shall complete the Commitment to Protect Non-Public Information - Contractor Agreement. A copy of each signed and witnessed Non-Disclosure agreement shall be submitted to the Project Officer prior to performing any work under the contract.

h.	Information System Security Plan

The Contractor’s draft ISSP submitted with its proposal shall be finalized in coordination with the Project Officer no later than 90 calendar days after contract award.

Following approval of its draft ISSP, the Contractor shall update and resubmit its ISSP to the Project Officer every three years or when a major modification has been made to its internal system. The Contractor shall use the current ISSP template in Appendix A of NIST SP 800-18, Guide to Developing Security Plans for Federal Information Systems. (http://csrc.nist.gov/publications/nistpubs/800-18-Rev1/sp800-18-Rev1-final.pdf ). The details contained in the Contractor’s ISSP shall be commensurate with the size and complexity of the requirements of the SOW based on the System Categorization determined above in subparagraph (b) Security Categories and Levels of this Article.

Subcontracts: The Contractor shall include similar information for any subcontractor performing under the SOW with the Contractor whenever the submission of an ISSP is required.

ARTICLE H.12. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.270-6, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN272200800028C”

ARTICLE H.13. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.14. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant.

ARTICLE H.15. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, “Sharing Biomedical Research Resources: Principles and Guidelines for Recipients

Contract Number : HHSN272200800028C

of NIH Research Grants and Contracts,” (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at : http:// ott.od.nih.gov/NewPages/64FR72090.pdf is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, “research tools”, “research materials”, and “research resources” are used interchangeably and have the same meaning.

ARTICLE H.16. SHARING RESEARCH DATA

The Contractor’s data sharing plan, dated August 1, 2008 is hereby incorporated by reference. The Contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

The NIH endorses the sharing of final research data to serve health. This contract is expected to generate research data that must be shared with the public and other researchers. NIH’s data sharing policy may be found at the following Web site:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-03-032.html

NIH recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Privacy Rule at http://www.hhs.gov/ocr/). The rights and privacy of people who participate in NIH-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

ARTICLE H.17. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

The contractor shall not conduct work involving select agents or toxins under this contract until it and any associated subcontractor(s) comply with the following:

For prime or subcontract awards to domestic institutions that possess, use, and/or transfer Select Agents under this contract, the institution must comply with the provisions of 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 (http://www.aphis.usda.gov/programs/ag selectagent/FinalRule3-18-05.pdf) as required, before using NIH funds for work involving a Select Agent or Toxin. No NIH funds can be used for research involving a Select Agent or Toxin at a domestic institution without a valid registration certificate.

For prime or subcontract awards to foreign institutions that possess, use, and/or transfer a Select Agent or Toxin, before using NIH funds for any work directly involving a Select Agent or Toxin, the foreign institution must provide information satisfactory to the NIAID that safety, security, and training standards equivalent to those described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 are in place and will be administered on behalf of all Select Agent or Toxin work supported by these funds. The process for making this determination includes inspection of the foreign laboratory facility by an NIAID representative. During this inspection, the foreign institution must provide the following information: concise summaries of safety, security, and training plans; names of individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals, in accordance with institution procedures, will have access to the Select Agents under the contract; and copies of or links to any applicable laws, regulations, policies, and procedures applicable to that institution for the safe and secure possession, use, and/or transfer of select agents. No NIH funds can be used for work involving a Select Agent or Toxin at a foreign institution without written approval from the Contracting Officer.

Contract Number : HHSN272200800028C

Listings of HHS select agents and toxins, and overlap select agents or toxins as well as information about the registration process for domestic institutions, are available on the Select Agent Program Web site at http://www.cdc.gov/od/sap/ and http://www.cdc.gov/od/sap/docs/salist.pdf.

Listings of USDA select agents and toxins as well as information about the registration process for domestic institutions are available on the APHIS/USDA website at: http://www.aphis.usda.gov/programs/ag selectagent/index.html and:

http://www.aphis.usda.gov/programs/ag selectagent/ag bioterr forms.html

For foreign institutions, see the NIAID Select Agent Award information:

(http://www.niaid.nih.gov/ncn/clinical/default biodefense.htm).

ARTICLE H.18. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic.

Public accommodations that meet the requirements can be accessed at: http://www.usfa.fema.gov/hotel/index.htm.

ARTICLE H.19. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.20. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

Beginning April 7, 2008, NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html.

Contract Number : HHSN272200800028C

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

General Clauses for a Cost-Reimbursement Research and Development Contract

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/farl.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over $100,000)

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Sep 2007	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Apr 2008	Central Contractor Registration

52.204-10	Sep 2007	Reporting Subcontract Awards ($500,000,000 or more)

52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over$30,000)

52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100, 000)

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data (Over $650,000)

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $650, 000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2004	Pension Adjustments and Asset Reversions

52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-8	Mar 1997	Fixed Fee

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Apr 2008	Small Business Subcontracting Plan (Over $550,000, $1,000,000 for Construction)

Contract Number : HHSN272200800028C

FAR CLAUSE NO.	DATE	TITLE
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $550,000, $1,000,000 for Construction)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Mar 2007	Equal Opportunity

52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)

52.222-50	Aug 2007	Combating Trafficking in Persons

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act - Supplies

52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases

52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement

52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Dec 2007	Rights in Data - General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $650,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Jun 2007	Subcontracts, Alternate I (June 2007)

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.244-6	Mar 2007	Subcontracts for Commercial Items

Contract Number : HHSN272200800028C

FAR CLAUSE NO.	DATE	TITLE
52.245-1	Jun 2007	Government Property

52.245-9	Jun 2007	Use and Charges

52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	May 2004	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)

352.216-72	Jan 2006	Additional Cost Principles

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.232-9	Jan 2006	Withholding of Contract Payments

352.233-70	Jan 2006	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Jan 2006	Key Personnel

352.270-6	Jan 2006	Publications and Publicity

352.270-10	Jan 2006	Anti-Lobbying (Over $100,000)

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT- Rev. 08/2008].

Contract Number : HHSN272200800028C

ARTICLE 1.2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE 1.1. of this SECTION is hereby modified as follows:

a.	Alternate I (October 1997) of FAR Clause 52.215-14, Integrity of Unit Prices (October 1997) is added.

b.	Alternate IV (October 1997) of FAR Clause 52.215-21, Requirements For Cost Or Pricing Data Or Information Other Than Cost Or Pricing Data - Modifications (October 1997) is added.

c.	FAR Clause 52.232-20, Limitation Of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation Of Funds (April 1984) is substituted therefor. [NOTE: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.]

Contract Number : HHSN272200800028C

ARTICLE 1.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.203-13, Contractor Code of Business Ethics and Conduct (December 2007).

2.	FAR Clause 52.203-14, Display of Hotline Poster(s) (December 2007).

“.....(3) Any required posters may be obtained as follows:

Poster(s)	Obtain From”
HHS Contractor Code of Ethics and Business Conduct Poster	http://www.oig.hhs.gov/hotline/OIG Hotline Poster.pdf

3.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

4.	FAR Clause 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005).

“(c) Waiver of evaluation preference.....

[    ] Offeror elects to waive the evaluation preference.”

5.	FAR Clause 52.227-14, Rights in Data-General (December 2007).

6.	Alternate V (December 2007), FAR Clause 52.227-14, Rights in Data - General (December 2007).

Specific data items that are not subject to paragraph (j) include:

a. XOMA’s bioinformatics technology

b. XOMA’s mammalian expression technology

c. XOMA’s formulation technology

d. XOMA’s transient transvection technology

7.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

8.	FAR Clause 52.230-2, Cost Accounting Standards (April 1998).

9.	FAR Clause 52.230-6, Administration of Cost Accounting Standards (March 2008).

10.	FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

Contract Number : HHSN272200800028C

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	HHSAR Clause 352.224-70, Confidentiality of Information (January 2006).

2.	HHSAR Clause 352.270-1, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities (January 2001).

3.	HHSAR Clause 352.270-9(b), Care of Live Vertebrate Animals (January 2006).

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The	following clauses are attached and made a part of this contract:

1.	NIH (RC)-7, Procurement of Certain Equipment (April 1984).

Contract Number : HHSN272200800028C

ARTICLE 1.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:

a.	FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

(a) Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N. W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B–Compliance Evaluations, Complaint

Contract Number : HHSN272200800028C

Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to—

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that–

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 2021, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c).

For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B–Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of Clause)

Contract Number : HHSN272200800028C

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated September 15, 2008, 8 pages.

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4

Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (5/07), 6 pages.

3. Safety and Health

Safety and Health, HHSAR Clause 352.223-70, (1/06), 1 page.

4. Procurement of Certain Equipment

Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

5. Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

6. XOMA Technical Proposal

XOMA Technical Proposal, dated June 26, 2008, 208 pages.

7. Commitment To Protect Non-Public Information

Commitment To Protect Non-Public Information, 1 page. Located at: http://irm.cit.nih.gov/security/Nondisclosure.pdf

8. Roster of Employees Requiring Suitability Investigations

Roster of Employees Requiring Suitability Investigations, 1 page. Excel file located at: http://ais.nci.nih.gov/forms/Suitability-roster.xls

9. Employee Separation Checklist

Employee Separation Checklist, 1 page. Fillable PDF format located at: http://rcb.cancer.gov/rcb-internet/forms/Emp-sep-checklist.pdf

Contract Number : HHSN272200800028C

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website.

2.	Animal Welfare Assurance Number 93-R-0451.

END of the SCHEDULE

(CONTRACT)

STATEMENT OF WORK

Production of Monoclonal Antibody-Based Therapeutics for Botulism

BACKGROUND AND INTRODUCTION:

Research conducted by the National Institute of Allergy and Infectious Diseases (NIAID), National Institute of Health (NIH), strives to understand, treat and ultimately prevent the myriad infectious, immunologic, and allergic diseases that threaten millions of human lives. The NIAID Division of Microbiology and Infectious Diseases (DMID) supports extramural research to control and prevent diseases caused by virtually all infectious agents. This includes basic and applied research to develop and evaluate therapeutics, vaccines, and diagnostics, which are funded through a variety of research grants and contracts. In this context, the NIAID’s mission includes the development of new medical countermeasures against the biological agents that are most likely to be used in a terror attack on civilian populations. These biological agents have been prioritized as Category A, B, and C. Botulinum neurotoxins (BoNTs) are one of these biological threats and new therapies and diagnostics are needed to help counter the potential terrorist use of these toxins. Current treatment for exposure to BoNTs is despeciated polyclonal equine antitoxin. The disadvantages of this treatment include a risk of adverse reactions and a relatively short half-life in humans. Experience with human and human compatible monoclonal antibodies (MAbs) as therapies for other diseases has shown them to have a superior safety profile and longer half-life than equine antibodies. Through the proposed contract NIAID is seeking to advance the development of a human or human compatible MAb-based therapeutic product for the treatment of botulism caused by BoNT serotypes A, B and E (BoNT/A/B/E), which are Category A threat agents and account for >95% of naturally caused foodborne botulism

The NIAID is aware that no single organization may have the expertise and facilities required to perform all parts of the Statement of Work. Therefore, it may be necessary for the Contractor to subcontract a portion of the work. The Contractor shall, however, be responsible for ALL work performed under this contract, including that performed by subcontractor(s).

The overall objective of this contract is to support the development of a safe human compatible MAb-based final drug product (FDP) that neutralizes the major subserotypes of BoNT/A/B/E (i.e. Al, A2, A3, BI, B2, El and E3). This product should be acceptable for post-exposure prophylaxis and treatment of BoNT intoxication, incurred by foodborne or aerosol exposure. The FDP should be stable for a minimum of 24 months at 4°C or room temperature.

The critical path for the development of a trivalent product (anti-BoNT/A/B/E) is likely to proceed through nonclinical and clinical evaluation of each of three monovalent products. The monovalent products are anticipated to be composed of multiple MAbs. It is, therefore, desirable that each monovalent product be formulated identically, and the final formulation for the trivalent product be a simple mixture of the three monovalent products. Through this contract NIAID seeks to support the development of three monovalent products, anti-BoNT/A, anti-BoNT/B and anti-BoNT/E, and a trivalent product, anti -BoNT/A/B/E.

Three human/human compatible MAbs that together potently neutralize BoNT/A subserotypes Al, A2 and A3 were developed in the laboratory of Dr. James Marks at the University of California, San Francisco under an NIAID-funded cooperative agreement. Under an NIAID contract NO1-AI-50004, XOMA (US) LLC (“XOMA”), Berkeley, CA, the variable region gene sequences of each MAb was fused to XOMA’s proprietary modular antibody expression vector containing light and heavy chain constant regions. These MAbs were named NX01, NX02 and NX11. The contract supported the development of Master Cell Banks (MCB) and Working Cell

Statement of Work Dated September 15, 2008	Page 1 of 8	HHSN272200800028C Attachment 1

Banks (WCB) in a commercial Chinese Hamster Ovary (CHO) cell line according to current Good Manufacturing Practices (cGMP). The contract further supported preliminary manufacturing process development, manufacturing at the 130L scale, purification of bulk drug substance, and formulation studies for the individual MAbs. Under a subsequent contract (N01- AI-60008), NIAID is supporting the development of an anti-BoNT/A FDP that consists of a mixture of the three MAbs (NX01, NX02 and NX11). This three MAb mixture has also been shown to potently neutralize subserotype A3, although activity against subserotype A3 was not required under contract NO1-AI-60008. NIAID intends to evaluate the safety and pharmacokinetics of this FDP in laboratory animals and to then proceed to first-in-human testing of the product under other funding mechanisms. NIAID recognizes that further formulation of the monovalent anti-BoNT/A product currently under development may be required to ensure final compatibility with the anti-BoNT/B and anti-BoNT/E products.

The Contractor is expected to use knowledge, reagents, materials, WCB, MCB, BDS and FDP produced under contract N01-AI-50004 and N01-AI-60008 to most efficiently perform the activities outlined in this Statement of Work. Specifically, the Contractor shall utilize the anti-BoNT A MAb WCB, MCB, BDS and FDP developed under these two previous contracts.

The Contractor shall provide a panel of candidate MAbs with demonstrated activity against the major subserotypes of BoNT serotypes A, B and E.

SCOPE:

The major functions to be carried out under this contract include:

1)	Evaluation of a panel of candidate MAbs for in vivo potency, in vitro safety, and their potential to be formulated into one of three monovalent products (i.e. anti-BoNT/A, anti-BoNT/B and anti-BoNT/E) and a single trivalent product (i.e. Anti-BoNT/A/B/E). Based on results from these studies, selection of lead MAbs to transition to cGMP manufacturing.

2)	Production of cGMP master cell banks (MCB) and working cell banks (WCB) for each lead MAb

3)	Development of a manufacturing process, manufacturing of non-GMP bulk drug substance at pilot and full-scale and cGMP bulk drug substance at full scale for each lead MAb

4)	Production of three monovalent serotype-specific (anti-BoNT/A, anti-BoNT/B and anti-BoNT/E) FDPs and one trivalent FDP (anti-BoNT/A/B/E) according to cGMP and in sufficient amounts to support preclinical studies, long-term stability program, and Phase 1 and 2 clinical evaluation.

5)	Assay development, qualification and validation (as required) for all of the assays needed to support nonclinical and clinical evaluation, manufacturing, and stability.

6)	Performance of preclinical IND-enabling safety and pharmacology studies as required for IND approval.

7)	Design, justification, and execution of an extended stability program for all BDS and FDP

8)	Preparation of materials for submission to the Food and Drug Administration (FDA), participation in meetings with the FDA, including meetings to review pre-Investigational New Drug (IND) packages and IND applications.

Statement of Work Dated September 15, 2008	Page 2 of 8	HHSN272200800028C Attachment 1

TECHNICAL REQUIREMENTS

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work below. Specifically, the Contractor shall:

A	Milestone Workplans and Milestone Completion Reports

The Contractor shall submit a detailed Milestone Workplan for the activities they will perform to complete each Milestone. This report shall be submitted at least 30 calendar days before work is planned to be initiated on the specific Milestone and shall include:

A detailed description of work to be performed;

Timelines for initiation and completion of activities;

A description of Intermediate Milestones that will be used to track progress to completion of the Milestone;

Qualitative and quantitative criteria that will be used to track successful completion of Intermediate Milestones and the final Milestone; and

An estimated total cost for all activities required to complete the Milestone.

Project Officer will review the Milestone Workplan and either approve or provide feedback within 14 calendar days of submission. The Contractor shall be responsible for responding to the Project Officer’s feedback and revising the Milestone Workplan accordingly, within 14 calendar days of receipt of the Project Officer’s feedback.

The Contractor shall use Milestones and Intermediate Milestones as the basis for reporting technical progress in Monthly, Annual and Final Progress Reports

Within 30 days of completion of a Milestone the Contractor shall submit a Milestone Completion Report that includes:

Documentation and summary of the results of work undertaken that supports the completion of the stage of product development, including an analysis of the data as it relates to the qualitative and quantitative criteria established for successful completion of the Milestone

Actual costs incurred in relation to costs estimated in the original Project Officer approved budget

Statement of Work Dated September 15, 2008	Page 3 of 8	HHSN272200800028C Attachment 1

B	Milestone Descriptions

Specifically, the Contractor shall perform all activities to accomplish:

Milestone 1: Selection of lead MAbs based on their potency, lack of tissue cross-reactivity in preliminary non-GLP screening studies both as single MAbs and as mixtures, and likelihood to be co-formulated. This shall include a clearly defined formulation strategy, for the three monovalent (Anti-BoNT/A, Anti-BoNT/B and anti-BoNT/E) and one trivalent (Anti-BoNT/A/B/E) FDP. This formulation strategy should be focused on meeting the formulation goals in the most efficient and cost effective manner possible. The goal for formulation is a sterile product, suitable for intravenous infusion that is stable for at least 24 months at 4°C or room temperature. However, should this not be feasible, NIAID will consider frozen, lyophilized or novel formulation strategies. Ideally, each monovalent product shall be formulated identically and the trivalent FDP shall be a simple mixture of the three monovalent products. The use of novel in vivo potency, in vitro safety, formulation and antibody engineering technologies may be employed to achieve this milestone.

With the exception of the three MAbs (NX01, NX02 and NX11) developed under contract no. N01-AI-60008, the Contractor may proceed to other Milestones, prior to the review and approval of the Milestone 1 report only with written approval of the Project Officer. For NX01, NX02 and NX11, Milestones 5 - 7 may be performed in parallel with Milestone 1.

Milestone 2: Develop and select high expression stable clones, suitable for MCB production in mammalian cell system for each lead MAb.

Milestones 2 - 6 may be performed in parallel for the lead MAbs.

Milestone 3: Production of a minimum of 200 vials of cGMP MCB and 200 vials of cGMP WCB for each lead MAb, and a certificate of analysis for each.

Milestone 4: Manufacturing process at pilot scale (e.g. 7 liter) to optimize yield and purity of each lead MAb and a plan for storage of BDS for each MAb.

Milestone 5: Prepare sterile and mycoplasma free non-GMP material using planned cGMP manufacturing process at full scale (approximately 150 - 2500L), perform viral clearance validations for x viral types for the final production process. Aliquot and store non-GMP BDS for each lead MAb. Non-GMP material produced during process development shall be used for final formulation development, assay development and IND-enabling studies.

Milestone 6: Master Production Record for full scale cGMP manufacturing for each MAb and plan for storage of cGMP BDS.

Milestone 7: Prepare sterile and mycoplasma free cGMP BDS at full scale for each MAb, and a certificate of analysis for each product. Aliquot and store cGMP BDS for each MAb.

Milestone 8: Final formulation studies for monovalent FDPs and trivalent FDP.

Statement of Work Dated September 15, 2008	Page 4 of 8	HHSN272200800028C Attachment 1

The Contractor shall not initiate Milestones 9 and 10 until completion and approval of Milestone 8.

Milestone 9: Final formulation, finishing, filling and labeling monovalent FDPs and provide a final formulation and product characterization report to the Project Officer. The FDPs produced under this contract should be suitable for clinical evaluation by sterile intravenous infusion. A single vial of each monovalent product shall contain an equal or greater number of neutralizing units for BoNT A, B, or E, as the Aventis-Pasteur (formerly Connaught) equine antitoxin products (i.e. 7,500 IU anti-Al; 5,500 IU anti-B1 and 8,500 IU anti-E3), unless otherwise agreed through discussions with the Project Officer. Neutralizing units for other subserotypes shall be agreed upon through discussions with the Project Officer.

Milestone 10: Final formulation, finishing, filling and labeling trivalent FDP and provide a final formulation and product characterization report to the Project Officer. The FDP produced under this contract should be suitable for clinical evaluation by sterile intravenous infusion. A single vial of each trivalent product shall contain an equal or greater number of neutralizing units for BoNT A, B, and E, as the Aventis-Pasteur (formerly Connaught) equine antitoxin products (i.e. 7,500 IU anti-A1; 5,500 IU anti-B1 and 8,500 IU anti-E3), unless otherwise agreed through discussions with the Project Officer or the FDA. Neutralizing units for other subserotypes shall be agreed upon through discussions with the Project Officer.

Milestone 11: Storage of cGMP BDS and FDP according to cGMP guidelines.

Milestone 12: Shipment of 50 vials cGMP MCB for each MAb, according to cGMP guidelines at the request of the Project Officer. The remaining MCB vials and all of the WCB vials will remain in the control and custody of the Contractor.

Milestone 13: Develop, qualify and validate (as required) analytical methods for concentration, identity, integrity, specificity, purity, potency, sterility, stability and contaminant identity and levels that are needed to fully characterize BDS and FDP, support lot release, formulation and stability studies.

Milestone 14: Develop, qualify and validate (as required) analytical methods to support nonclinical and clinical pharmacokinetic studies. For each assay the Contractor shall qualify and/or validate the assay, provide critical reagents; and submit a final assay qualification and/or validation report to the Project Officer.

Milestone 15: Shipment of cGMP BDS and FDP according to cGMP guidelines and the development plan agreed with the Project Officer.

Milestone 16: Develop and execute an extended stability program for BDS and FDP.

Milestone 17: Perform preclinical IND-enabling safety and pharmacology studies (under GLP). Provide draft and final animal study protocols for Project Officer review and approval, as well as draft unaudited final study reports and audited final study reports Audited final study reports shall be submitted to the Project Officer within 60 days of the draft unaudited final study report.

Statement of Work Dated September 15, 2008	Page 5 of 8	HHSN272200800028C Attachment 1

Milestone 18: Develop and review documents to be submitted to the FDA to support pre-IND document preparation and IND applications.

C	Regulatory Compliance and Data Management

1)	Provide data management and quality control systems/procedures, including data transmission, storage, and retrieval;

2)	Provide for the statistical design and analysis of data resulting from the research undertaken;

3)	Provide raw data or specific analyses of data generated with contract funding to the Project Officer;

4)	Ensure strict adherence to FDA regulations and guidance, including requirements for the conduct of Good Laboratory Practices (GLP) and cGMP;

5)	Arrange for independent audits as needed or as requested by the Project Officer. Audits may be requested to assure that Contractor and/or subcontractor facilities and all planned procedures meet the FDA regulations and guidance required to comply with GLP and cGMP. In addition, the Contractor shall ensure that all Contractor and/or subcontractor records and staff are available for site visits or audits. The Contractor shall provide interim and final audit reports to the Project Officer and the Contracting Officer within thirty (30) calendar days of the completion of the audit. The NIAID reserves the right to conduct independent audit of the Contractor and its subcontractors as needed to evaluate compliance with the FDA regulations and guidance required to meet GLP or cGMP standards; and

6)	Prepare materials for and request, schedule and participate in all meetings with the FDA, including meetings to review pre-IND and IND packages. Submit all documentation to the FDA in a timely manner, consistent with timelines set out in the contract and by the FDA. Include NIAID staff, as designated by the Project Officer, in meetings and teleconferences with the FDA. Provide copies of all FDA correspondence and meeting minutes that are relevant to the product to the Project Officer.

D	Project Management

A. Overall Project Management

The Contractor shall:

1.	Provide for the overall scientific and financial management, integration and coordination of all contract activities, including the management and coordination of activities carried out under subcontracts.

2.	Provide a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and timely completion within approved budgets of all projects carried out under this contract and effective communications with the Project Officer and the Contracting Officer

3.	Provide for a Principal Investigator with responsibility for overall project management and communications, tracking, monitoring and reporting on scientific and financial project status and progress, and recommending modifications to project requirements and timelines, including projects undertaken by subcontractors.

Statement of Work Dated September 15, 2008	Page 6 of 8	HHSN272200800028C Attachment 1

B. Subcontract Management and Reporting

1.	Solicit, evaluate, award and manage subcontracts, including overseeing the technical, administrative and operational activities of subcontractors; audit subcontractor facilities, services, and financial expenditures; and track deliverables and reporting requirements

2.	Assess and provide updates in Monthly and Annual Technical Progress Reports on subcontractor scientific and financial performance and progress toward achievement of defined tasks and responsibilities within established timelines; and identify and resolve problems with subcontractor performance

3.	Ensure that subcontractor personnel, equipment and facilities are compliant with regulatory requirements in effect throughout the contract period of performance.

4.	Ensure the complete and effective transfer of technology by the subcontractors to the Contractor, the Government, or a third party agreed upon by the Contractor.

5.	Perform all necessary transition and closeout functions on each subcontract.

C. Meetings and Teleconferences

1.	Contract Initiation Meeting

Plan and conduct a one-day Contract Initiation Meeting with the Contractor’s PI, key personnel, key subcontractor personnel, consultants, the Project Officer, the Contracting Officer and other NIAID personnel designated by the Project Officer, to be held at the Contractor’s site within 45 calendar days after the effective date of the contract. The Contractor shall have submitted the Milestone 1 Workplan 14 days before the Contract Initiation Meeting. The purpose of the Contract Initiation Meeting shall be to discuss the entire program, finalize the Milestone 1 Workplan and orient the Contractor to NIAID contract procedures. The Contractor shall provide a Contract Initiation Meeting Report within 30 calendar days of meeting. The report shall include copies of presentations and a summary of all discussions.

2.	Monthly Meetings/Teleconferences

a)	Plan and conduct meetings at a minimum of monthly intervals, either in person or via teleconference, with the Contractor’s key personnel to review overall progress.

b)	Plan and conduct monthly meetings of the Contractor’s Principal Investigator, key personnel, key subcontractor personnel, consultants, and Project Manager with the Project Officer, Contracting Officer and other key NIAID staff, either in person or via teleconference. The purpose of this meeting will be to review Monthly Technical Progress Reports, any other reports that were delivered in the previous month, any matter that is relevant to the scientific and financial administration of the contract and future activities. The meeting shall be scheduled to occur within 14 calendar days of submission of the Monthly Technical Progress Report. The schedule for those meetings will be established by the PI, Project Officer and Contracting Officer after contract award. Prepare and distribute the agenda and meeting/teleconference materials to all participants. Provide a summary of all meetings and teleconferences to the Project Officer and Contracting Officer within seven calendar days of the teleconference

Statement of Work Dated September 15, 2008	Page 7 of 8	HHSN272200800028C Attachment 1

c)	Organization of extraordinary teleconferences and meetings if issues arise that require more frequent communication and provision of meeting minutes for these teleconferences and meetings

3.	Annual Site Visit

Arrange for a two day site visit on a yearly basis for NIAID contract and program staff, as requested by the Project Officer or Contracting Officer. These site visits shall be attended by the Principal Investigator, the Contractor’s business representative, and all key personnel. The Contractor shall be responsible for:

a)	Planning and submitting the agenda to the Project Officer for approval within 14 days of the site visit;

b)	Developing written and oral presentation materials;

c)	Arranging for the logistics associated with the site visits and for travel costs for all non-Government site visit attendees; and

d)	Preparing and submitting Site Visit reports to the Project Officer and Contracting Officer within 30 calendar days of completion of each site visit. Reports shall include copies of all presentations and a summary of all discussions.

E	Final Transition

If the Contractor is unable to reasonably fulfill the activities related to the next stage of development for the products developed under this contract, the Contractor shall ensure an orderly, secure and efficient transition of contract-related materials and activities to the successor contractor or to the Government. A description of transition activities shall be provided in a Draft and Final Transition Plan, which will be reviewed and approved by the Project Officer. The Draft Transition Plan is due six (6) months prior to the completion date of the contract, and a Final Transition Plan (approved by the Project Officer and Contracting Officer) is due three (3) months prior to the completion date of the contract

Statement of Work Dated September 15, 2008	Page 8 of 8	HHSN272200800028C Attachment 1

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR

NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request. All information must be legible or the invoice will be considered improper and returned to the Contractor.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. If the remittance name differs from the legal business name, both names must appear on the invoice. Provide the Contractor’s Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number. The DUNS number must

NIH(RC)-4 Rev. 08/2008	1	Attachment 2

identify the Contractor’s name and address exactly as stated in the contract, and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid TIN or DUNS number, provide the Contractor’s Vendor Identification Number (VIN), which appears after the Contractor’s name on the face page of the award document. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c)	Invoice/Financing Request Number: Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization. For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order. Payment requests with duplicate invoice numbers will be considered improper and will be returned to the contractor.

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential invoice number (example: 8675309-05). Invoice numbers are limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as “R” for revised

(example: 8675309-05R).

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)	Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)	Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

NIH(RC)-4 Rev. 08/2008	2	Attachment 2

1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

•	hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

•

hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Cite the rate(s) used to calculate fringe benefit costs, if applicable.

3)	Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

•	item number for the specific piece of equipment listed in the Property Schedule, and

•	COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

5)	Premium Pay: List remuneration in excess of the basic hourly rate.

6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

9)	Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

NIH(RC)-4 Rev. 08/2008	3	Attachment 2

(v)	Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

NIH(RC)-4 Rev. 08/2008	4	Attachment 2

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4 Rev. 08/2008	5	Attachment 2

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)     Designated Billing Office Name and Address:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B432, MSC 8500

Bethesda, MD 20892-8500

(c) Invoice/Financing Request No.:
(d) Date Invoice Prepared:

(e) Contract No. and Order No. (if applicable):

(b) Contractor’s Name, Address, Point of Contact, TIN, and
DUNS or DUNS+4 Number:	(f) Effective Date:

ABC CORPORATION	(g) Total Estimated Cost of Contract/Order:
100 Main Street
Anywhere, U.S.A. Zip+4
(h) Total Fixed Fee (if applicable):

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

(i) Two-Way Match: Three-Way Match:

*DUNS or DUNS+4:	(j) Office of Acquisitions:
*TIN:

*Provide VIN only if Contractor does not have a valid TIN
or DUNS number.

(k) Central Point of Distribution:

(l)	This invoice/financing request represents reimbursable costs for the period from to .

	Cumulative Percentage of Effort/Hrs		Amount Billed
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E	Cost at Completion F	Contract Value G	Variance H
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits %
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money %
(q) Indirect Costs %
(r) Fixed Fee %
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

“I certify that all payments requested are for appropriate purposes and in accordance with the contract.”

(Name of                                                                                                          (Title)

*Attach details as specified in the contract or requested by the Contracting Officer

NIH(RC)-4 Rev. 08/2008	6	Attachment 2

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2006)

(a)	To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

1.	In addition, the following regulations must be followed when developing and implementing health and safety operating procedures and practices for both personnel and facilities involving the use or handling of hazardous materials and the conduct of research, development, or test projects:

(1)	29 CFR 1910.1030, Bloodborne pathogens; 29 CFR 1910.1450, Occupational exposure to hazardous chemicals in laboratories; and other applicable occupational health and safety standards issued by the Occupational Health and Safety Administration (OSHA) and included in 29 CFR Part 1910. These regulations are available at: http://www.osha.gov/comp-links.html

(2)	Nuclear Regulatory Commission Standards and Regulations, pursuant to the Energy Reorganization Act of 1974 (42 U.S.C. 5801 et seq.). Copies may be obtained from the U.S. Nuclear Regulatory Commission,Washington, DC 20555–0001.

2.	The following guidelines are recommended for use in developing and implementing health and safety operating procedures and practices for both personnel and facilities:

(1)	Biosafety in Microbiological and Biomedical Laboratories, CDC and NIH, HHS. This publication is available at http://bmbl.od.nih.gov/index.htm.

(2)	Prudent Practices for Safety in Laboratories (1995), National Research Council, National Academy Press, 500 Fifth Street, NW., Lockbox 285, Washington, DC 20055 (ISBN 0–309–05229–7). This publication can be obtained by telephoning 800–624–8373. It also is available at http://www.nap.edu/catalog/4911.html.

(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer, in conjunction with the project or other appropriate officers, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)	If the Contractor fails or refuses to comply with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or hazardous operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of Clause)

Attachment 3

PROCUREMENT OF CERTAIN EQUIPMENT, NIH(RC)-7

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

67 -	Photographic Equipment
69 -	Training Aids and Devices
70 -	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
71 -	Furniture
72 -	Household and Commercial Furnishings and Appliances
74 -	Office Machines and Visible Record Equipment
77 -	Musical Instruments, Phonographs, and Home-type Radios
78 -	Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7 (4/1/84) OMB Bulletin 81-16	Attachment 4

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.	Identify the status of the covered Federal action.

3.	Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.	Enter the full name, address, city, State and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.	If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known.

6.	Enter the name of the Federal agency making the award or loan commitment. Include at least one organizationallevel below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7.	Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”

9.	For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.	(a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b) Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (MI).

11.	The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Attachment 5

DISCLOSURE OF LOBBYING ACTIVITIES Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352 (See reverse for public burden disclosure.)	Approved by OMB 0348-0046

1. Type of Federal Action:		2. Status of Federal Action:		3. Report Type:
☐	a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	☐	a. bid/offer/application	☐ a. initial filing b. material change
b. initial award
			c. post-award	For Material Change Only:
year quarter
date of last report

4. Name and Address of Reporting Entity:	5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime:
☐ Prime ☐ Subawardee
Tier , if known:

Congressional District, if known: 4c	Congressional District, if known:
6. Federal Department/Agency:	7. Federal Program Name/Description:

CFDA Number, if applicable:
8. Federal Action Number, if known:	9. Award Amount, if known:
$

10. a. Name and Address of Lobbying Registrant

(if individual, last name, first name, MI):

XOMA undertook no lobbying activities in

relationship to this contract. Therefore, Attachment 5 is not applicable.

b. Individuals Performing Services (including address if different from No. 10a) (last name, first name, MI):

11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

Signature: Print Name: Title: Telephone No.: Date:

Federal Use Only:	Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

Attachment 5

TECHNICAL PROPOSAL COVER SHEET

IN RESPONSE TO NIH-NIAID-DMID-08-21

TITLE: Production of Monoclonal Antibody Based Therapeutics for Botulism

OFFEROR: XOMA (US) LLC

Name and Address: XOMA (US) LLC, 2910 Seventh Street, Berkeley, CA 94710

DUNS # 05-134-0339

PRINCIPAL INVESTIGATOR: Milan Tomic, Ph.D.

OFFEROR PERSONNEL Name (Last, First, Initial) and Degree(s)*

Cafaro, Dan, B.A.

Dadson, Al, B.S.

Fall, Tom, A., B.A.

Freeberg, Joel, M.A.

Horwitz, Arnold, Ph.D.

Huang, Chin-Yi, Ph.D.

Ma, Jeremy K., B.S.

McGoogan, Calvin L., MBA

Meyer, Kathleen, Ph.D.

Rada, Beth M.S.

Tenerowicz, Robert, MBA

Tomic, Milan, T., Ph.D.

Wajid, Abdul, Ph.D.

SUBCONTRACTOR ORGANIZATIONS

Name and Address: SRI International, 333 Ravenswood, Menlo Park, CA 94025

PRINCIPAL INVESTIGATOR: Annalisa D’Andrea, Ph.D.

SUBCONTRACTOR PERSONNEL Name (Last, First, Initial) and Degree(s)*

Harrison, Travis, M., Ph.D.

Name and Address: University of California, San Francisco, CA 94143

PRINCIPAL INVESTIGATOR: James D. Marks, M.D., Ph.D.

SUBCONTRACTOR PERSONNEL Name (Last, First, Initial) and Degree(s)*

Lou, Jianlong, Ph.D.

Meng, Qi, Ph.D.

COLLABORATORS or CONSULTANTS:

Name [Last, First, Initial) Degree(s)] Organization

Carpenter, John C., Ph.D., University of Colorado, Formulations Consultant

Leung, Hoi, Ph.D., Biostatistics Consultant

Matthews, Barbara, M.D., MPH, BioDirect Inc.

Attachment 6

DEPARTMENT OF HEALTH AND HUMAN SERVICES

NATIONAL INSTITUTES OF HEALTH

PROJECT OBJECTIVES

SOLICITATION NUMBER:     NIH-NIAID-DMID-08-21

CONTRACT NUMBER:   (TO BE INSERTED BY THE CONTRACTING OFFICER):

OFFEROR NAME AND ADDRESS:	XOMA (US) LLC
2910 Seventh Street Berkeley, CA 94710

OFFEROR PHONE NUMBER (WITH AREA CODE)         510-204-7200

*DEPARTMENT, SERVICE, LABORATORY OR EQUIVALENT (i.e., Department Name):

*MAJOR SUBDIVISION (i.e., “Dental School,” “Medical School,” etc., or Major Component Code, if known):

RFP TITLE:         Development of Therapeutic Agents for Select Biodefense Pathogens

PRINCIPAL INVESTIGATOR: Milan Tomic, Ph.D.

SUMMARY OF OBJECTIVES:

The goal of this proposal is to generate recombinant human compatible monovalent and trivalent antitoxins for the treatment and prevention of botulism due to botulinum neurotoxin serotypes A, B, and E (BoNT/A, B, and E). Each serotype-specific antitoxin will consist of 3 or 4 monoclonal antibodies (mAbs) in order to provide extraordinarily potent toxin neutralization. For this proposal, BoNT/A, B and E mAbs developed in the Marks Lab (UCSF) will be manufactured and formulated at XOMA to generate 3 monovalent BoNT/A, B, and E antitoxins and a potent trivalent BoNT/A, B, and E antitoxin for the treatment of botulism. XOMA is currently manufacturing three BoNT/A mAbs which can be used for a monovalent BoNT/A drug product. We will: 1) evaluate 9 and select 7 (3 BoNT/E and 4 BoNT/B) lead mAb candidates from parental BoNT mAbs provided by Dr. Marks. Lead mAbs will be selected based on stability, lack of cross reactivity to human tissue and potency in vivo when combined; 2) develop cell lines and production processes for each lead mAb and release engineering and GMP lots; 3) develop stable co-formulations and analytical tests for each monovalent BoNT/A, B, and E drug product and/or trivalent drug products; 4) perform IND enabling non-clinical studies on the monovalent and trivalent drug products; and 5) file an IND for the monovalent and/or the trivalent drug product. The high potency observed for BoNT/A, B and E mAbs in vivo may allow vialing of extremely small amounts of antibody (~ 5 mg total) as a therapeutic dose. At current yields for the BoNT/A mAbs, remarkably small fermentation volumes for each of 10 mAbs (3 BoNT/A, 4 BoNT/B, and 3 BoNT/E) could yield over 1 million doses!

INSTRUCTIONS: The information supplied on this form MUST meet the following requirements: The summary of objectives MUST fit in the space provided. The height of the letters must not be smaller than 10 point; Helvetica or Arial 12 point is the NIH-

suggested font. Type density, including characters and spaces, must be no more than 15 characters per inch (cpi). For proportional spacing, the average for any representative section of text must not exceed 15 cpi. No more than 6 lines of type within a vertical inch. Margins, in all directions, must be at least 1/2 inch.

THIS FORM MUST BE PLACED BEHIND THE TITLE PAGE OF EACH COPY OF THE TECHNICAL PROPOSAL ALONG WITH THE “GOVERNMENT NOTICE FOR HANDLING PROPOSALS.”

*The insertion of the DEPARTMENT, SERVICE, LABORATORY OR EQUIVALENT (i.e., the Department Name) and MAJOR SUBDIVISION (i.e., “Dental School”, “Medical School,” etc., or the Major Component Code, if known) is required ONLY for INSTITUTIONS OF HIGHER EDUCATION.

NIH-1688-1 (09/02)	Attachment 6

XOMA (US) LLC	Principal Investigator: Tomic, Milan T.

NOTE:	This Notice is for the Technical Evaluation Review Group who will be reviewing the proposals submitted in response to this RFP. THE OFFEROR SHALL PLACE A COPY OF THIS NOTICE BEHIND THE TITLE PAGE OF EACH COPY OF THE TECHNICAL PROPOSAL.

GOVERNMENT NOTICE FOR HANDLING PROPOSALS

This proposal shall be used and disclosed for evaluation purposes only, and a copy of this Government notice shall be applied to any reproduction or abstract thereof. Any authorized restrictive notices which the submitter places on this proposal shall be strictly complied with. Disclosure of this proposal outside the Government for evaluation purposes shall be made only to the extent authorized by, and in accordance with, the procedures in HHSAR 352.215-1.

(f)	If authorized in agency implementing regulations, agencies may release proposals outside the Government for evaluation, consistent with the following:

(1)	Decisions to release proposals outside the Government for evaluation purposes shall be made by the agency head or designee;

(2)	Written agreement must be obtained from the evaluator that the information (data) contained in the proposal will be used only for evaluation purposes and will not be further disclosed;

(3)	Any authorized restrictive legends placed on the proposal by the prospective Contractor or subcontractor or by the Government shall be applied to any reproduction or abstracted information made by the evaluator;

(4)	Upon completing the evaluation, all copies of the proposal, as well as any abstracts thereof, shall be returned to the Government office which initially furnished them for evaluation; and

(5)	All determinations to release the proposal outside the Government take into consideration requirements for avoiding organizational conflicts of interest and the competitive relationship, if any, between the prospective Contractor or subcontractor and the prospective outside evaluator.

(g)	The submitter of any proposal shall be provided notice adequate to afford an opportunity to take appropriate action before release of any information (data) contained therein pursuant to a request under the Freedom of Information Act (5 U.S.C. 552); and, time permitting, the submitter should be consulted to obtain assistance in determining the eligibility of the information (data) in question as an exemption under the Act. (See also Subpart 24.2, Freedom of Information Act.)

Use or disclosure of data contained on this page is subject to the restriction on the cover sheet of this proposal or quotation.
i	Attachment 6